EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 10, 1996, to the Registration Statement (Form
S-1 No. 333-     ) and related Prospectus of Loehmann's, Inc. dated September
27, 1996.

                                             ERNST & YOUNG LLP


New York, New York
September 27, 1996